Exhibit 99.1

Marchex Announces Third Quarter 2014 Results and Announces Share Repurchase Program

SEATTLE — (BUSINESS WIRE) – November 5, 2014 — Marchex, Inc. (NASDAQ:MCHX), a mobile advertising technology company, today announced its financial results for the third quarter ended September 30, 2014.

“While the third quarter came with certain challenges, we continued to make progress with our customers and products,” said Russell Horowitz, Chairman and CEO of Marchex. “More and more consumers are searching for products and services on their smartphones and clicking to call businesses. This trend is accelerating demand for Marchex’s technology, which provides unique intelligence for advertisers that need to drive and measure the growing volume of over-the-phone sales.”

Q3 2014 Financial Highlights1

•	GAAP revenue was $49.2 million for the third quarter of 2014, compared to $40.6 million for the third quarter of 2013. Non-GAAP revenue[2], which excludes domain sales recorded in revenue, was $47.6 million for the third quarter of 2014.

•	GAAP net loss from continuing operations was $21.8 million for the third quarter of 2014, which includes the effect of a non-cash charge to income tax expense of $22.3 million for a valuation allowance on our deferred tax assets, compared to GAAP net income from continuing operations of $598,000 for the third quarter of 2013.

•	GAAP net loss from continuing operations attributable to common stockholders per diluted share was $0.53 for the third quarter of 2014. This compares to GAAP net income from continuing operations attributable to common stockholders per diluted share of $0.02 for the third quarter of 2013.

	Q3 2014	Q3 2013
GAAP Revenue	$49.2 million	$40.6 million
Non-GAAP Results:
Non-GAAP Revenue [2,5,6]	$47.6 million	$39.7 million
Call-Driven and Related Revenue [6]	$46.4 million	$35.7 million
Archeo Revenue including domain gains and sales [3,5]	$2.8 million	$5.9 million
Archeo Revenue excluding domain gains and sales [3,5]	$1.2 million	$4.0 million
Call-Driven Adjusted OIBA [5]	$3.3 million	$1.7 million
Call-Driven Adjusted EBITDA [5]	$4.2 million	$2.6 million
Adjusted OIBA [4,5]	$4.2 million	$4.4 million
Adjusted EBITDA [4,5]	$5.2 million	$5.3 million
Adjusted OIBA excluding domain gains and sales [5]	$2.7 million	$2.5 million
Adjusted EBITDA excluding domain gains and sales [5]	$3.6 million	$3.4 million

•	Adjusted non-GAAP EPS[3] from continuing operations for the third quarter of 2014 was $0.06, compared to $0.08 for the third quarter of 2013. Adjusted non-GAAP EPS[3] from continuing operations excluding domain gains and sales for the third quarter of 2014 and 2013 were both $0.04.

[1]	In July 2013, certain pay-per-click assets were sold. As a result, the financial results of these pay-per-click assets are presented as discontinued operations, net of tax in our condensed consolidated statements of operations in accordance with GAAP, and are excluded from all other results unless otherwise noted.
[2]	Excludes domain sales recognized in GAAP revenue. In September 2013 upon the launch of its domain marketplace, the Company commenced recognizing domain sales as revenue.

[3]	Includes/excludes domain sales recognized in GAAP revenue and domain sales recognized in gains on sales and disposals of intangible assets.
[4]	Adjusted OIBA, Adjusted EBITDA and Non-GAAP EPS include the impact of domain gains and sales. Historically, these non-GAAP measures excluded the impact of domain gains and sales.
[5]	Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.
[6]	Allstate contributed revenue of $15.4 million and the related distribution partner costs (a component of service costs) were $13.7 million resulting in a difference of $1.7 million in the third quarter of 2014.

Marchex Q3 and Recent Call-Driven Business Highlights:

•	Revenue. Call-Driven and related revenue was $46.4 million for the third quarter of 2014 compared to $35.7 million for the third quarter of 2013.

•	Products. Marchex announced the launch of Real Time Call DNA in October. This technology enables advertisers to visually map, analyze, and measure what happens inside a phone conversation after a consumer calls their business – without recording any of the actual dialogue. Real-Time Call DNA is the newest addition to Marchex Call Analytics, the leading enterprise platform for measuring phone calls from advertising.

Archeo Q3 Business Highlights:

•	Revenue. Archeo non-GAAP revenue was $1.2 million for the third quarter of 2014, which excludes domain sales recognized in GAAP revenue.

•	Domains sales. During the third quarter of 2014, domain sales yielded $1.6 million.

•	During the third quarter of 2014, the company received earn-out consideration as part of the July 2013 pay-per-click asset sale transaction and recognized $278,000 of gain on sale, net of tax, on discontinued operations.

Non-Operating Highlights:

•	Share Repurchase Program. Marchex announced today that the Board of Directors has authorized a new share repurchase program, which supersedes and replaces any prior company repurchase programs. Under the new share repurchase program the Board of Directors has authorized the repurchase of up to 3 million shares of the company’s Class B common stock in the aggregate through open market and privately negotiated transactions at times and in such amounts as the company deems appropriate. Repurchases may also be made under a Rule 10b5-1 plan, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so under insider trading laws. The timing and actual number of shares repurchased will depend on a variety of factors including price, corporate and regulatory requirements, capital availability, and other market conditions. This new share repurchase program does not have an expiration date and may be limited or terminated at any time without prior notice.

Business Outlook

The following forward-looking statements reflect Marchex’s expectations as of November 5, 2014 and exclude any contribution from Archeo operations, domain sales and discontinued operations. Archeo operating results would be additive to our Call-Driven revenue, profitability, and other measures below:

Call-Driven financial guidance for the fiscal year ending December 31, 2014

Call-Driven Revenue	$167-$169 million
Call-Driven Adjusted OIBA [1]	$10.3 million or more
Call Driven Adjusted EBITDA [1]	$14 million or more

Call-Driven financial guidance for the Fourth Quarter ending December 31, 2014

Call-Driven Revenue	$29-$31 million
Call-Driven Adjusted OIBA [1]	$1.7 million or more
Call Driven Adjusted EBITDA [1]	$2.7 million or more

[1]	These non-GAAP Call-Driven measures assign all Marchex corporate overhead costs to the Call-Driven results. Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wednesday, November 5, 2014 to discuss its third quarter ended September 30, 2014 financial results, and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex is a mobile advertising technology company. The company provides a suite of products and services for businesses that depend on consumer phone calls to drive sales. Marchex’s mobile advertising platform delivers new customer phone calls to businesses, while its technology analyzes the data in these calls to help maximize ad campaign results. Marchex disrupts traditional advertising models by giving businesses full transparency into their ad campaign performance and charging them based on new customer acquisition.

Please visit www.marchex.com, blog.marchex.com or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of November 5, 2014 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA , Adjusted OIBA, Adjusted EBITDA, Revenue including and excluding domain gains and sales, Adjusted OIBA and EBITDA including and excluding domain gains and sales and Adjusted non-GAAP EPS including and excluding domain gains and sales. Marchex also provides Call-Driven Adjusted OIBA and EBITDA.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes acquisition and separation related costs, as this item is not indicative of Marchex’s recurring core operating results. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses such as stock-based compensation, amortization of intangible assets from acquisitions and acquisition and separation related costs. Adjusted EBITDA represents income before interest, income taxes, depreciation, amortization, stock compensation expense and acquisition and separation related cost. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations. Historically, these Non-GAAP measures excluded gain/loss on sales and disposals of intangible assets for each asset and any domain sales contribution.

Non-GAAP Revenue represents GAAP revenue excluding domain sales sold through Marchex’s Domain Marketplace, which are recognized in GAAP revenue. Archeo revenue including or excluding domain gains and sales represents GAAP revenue and includes/excludes sales proceeds from the sale of domains recognized in gain/loss on sales and disposals of intangible assets and domain sales sold through Marchex’s Domain Marketplace which are recognized in GAAP revenue. Adjusted OIBA and EBITDA including or excluding domain gains and sales includes the above descriptions of Adjusted OIBA and EBITDA and includes/excludes domain sales contribution and gain/loss on sales and disposals of intangible assets. Call-Driven Adjusted OIBA and EBITDA includes the above descriptions of Adjusted OIBA and EBITDA for the Call-Driven segment. The Call-Driven Adjusted OIBA and EBITDA assigns all Marchex general corporate overhead costs to the Call-Driven results. Financial analysts and investors may use the non-GAAP historical Revenue including/excluding domain gains and sales and Adjusted OIBA and EBITDA including/excluding domain gains and sales to help with comparative financial evaluation to make informed investment decisions. Adjusted non-GAAP EPS represents Adjusted non-GAAP net income applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP net income applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) acquisition and separation related costs, (4) interest and other income (expense), (5) discontinued operations, net of tax and (6) dividends paid to participating securities, and also (7) excludes the effect of any tax valuation allowance. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry. Adjusted Non-GAAP EPS excluding domain gains and sales includes the above description of Adjusted non-GAAP EPS and excludes domain sales contribution and gain/loss on sales and disposals of intangible assets.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Sonia Krishnan

Marchex Corporate Communications

Telephone: 206.331.3434

Email: skrishnan(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 30,
	2013	2014
Revenue	$40,560	$49,181
Expenses:
Service costs (1)	25,293	32,055
Sales and marketing (1)	2,801	2,940
Product development (1)	6,833	7,581
General and administrative (1)	4,679	5,380
Amortization of intangible assets from acquisitions	709	—
Acquisition and separation related costs	286	—

Total operating expenses	40,601	47,956
Gain on sales and disposals of intangible assets, net	1,047	—

Income from operations	1,006	1,225
Interest expense and other, net	(19)	(19)

Income from continuing operations before provision for income taxes	987	1,206
Income tax expense	389	22,980

Net income (loss) from continuing operations	598	(21,774)
Discontinued operations:
Loss from discontinued operations, net of tax	(46)	—
Gain on sale from discontinued operations, net of tax	929	278

Discontinued operations, net of tax	883	278
Net income (loss)	1,481	(21,496)
Dividends paid to participating securities	—	(29)

Net income (loss) applicable to common stockholders	$1,481	$(21,525)

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders:
Continuing operations	$0.02	$(0.53)
Discontinued operations, net of tax	0.02	0.01

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders	$0.04	$(0.52)
Dividends paid per share	$—	$0.02
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	8,377	5,233
Class B	27,308	36,041
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	8,377	5,233
Class B	37,277	41,274

(1) Includes stock-based compensation allocated as follows:
Service costs	$455	$373
Sales and marketing	211	226
Product development	361	666
General and administrative	1,338	1,759

Total	$2,365	$3,024

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Nine Months Ended
	September 30,
	2013	2014
Revenue	$112,870	$149,353
Expenses:
Service costs (1)	68,025	96,728
Sales and marketing (1)	8,350	9,161
Product development (1)	20,586	22,599
General and administrative (1)	15,003	16,127
Amortization of intangible assets from acquisitions	2,500	434
Acquisition and separation related costs	940	(68)

Total operating expenses	115,404	144,981
Gain on sales and disposals of intangible assets, net	3,739	—

Income from operations	1,205	4,372
Interest expense and other, net	(48)	(43)

Income from continuing operations before provision for income taxes	1,157	4,329
Income tax expense	797	24,277

Net income (loss) from continuing operations	360	(19,948)
Discontinued operations:
Income (loss) from discontinued operations, net of tax	(77)	9
Gain on sale from discontinued operations, net of tax	929	278

Discontinued operations, net of tax	852	287

Net income (loss)	1,212	(19,661)
Dividends paid to participating securities	—	(98)

Net income (loss) applicable to common stockholders	$1,212	$(19,759)

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders:
Continuing operations	$0.01	$(0.51)
Discontinued operations, net of tax	$0.02	$0.01

Basic and diluted net income (loss) per Class A and Class B share applicable to common stockholders	$0.03	$(0.50)
Dividends paid per share	$—	$0.06
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	9,168	6,062
Class B	26,280	33,546
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	9,168	6,062
Class B	36,371	39,608

(1) Includes stock-based compensation allocated as follows:
Service costs	$818	$1,017
Sales and marketing	474	663
Product development	1,127	2,017
General and administrative	4,456	5,327

Total	$6,875	$9,024

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31,	September 30,
	2013	2014
Assets
Current assets:
Cash and cash equivalents	$30,912	$80,652
Accounts receivable, net	30,005	33,531
Prepaid expenses and other current assets	2,943	3,132
Refundable taxes	97	92
Deferred tax assets	1,016	—

Total current assets	64,973	117,407
Property and equipment, net	5,440	5,286
Deferred tax assets	25,138	—
Intangibles and other assets, net	484	328
Goodwill	65,679	65,679
Intangible assets from acquisitions, net	434	—

Total Assets	$162,148	$188,700

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$15,922	$20,620
Accrued expenses and other current liabilities	7,988	8,622
Deferred revenue	1,388	1,592

Total current liabilities	25,298	30,834
Other non-current liabilities	2,095	1,221

Total Liabilities	27,393	32,055
Class A common stock	80	55
Class B common stock	309	376
Treasury stock	(2)	—
Additional paid-in capital	305,517	347,023
Accumulated deficit	(171,149)	(190,809)

Total Stockholders’ Equity	134,755	156,645

Total Liabilities and Stockholders’ Equity	$162,148	$188,700

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income from Operations to Operating Income Before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(in thousands)

(unaudited)

	Three Months Ended
	September 30,
	2013	2014
Income from operations	$1,006	$1,225
Stock-based compensation	2,365	3,024
Amortization of intangible assets from acquisitions	709	—

Operating income before amortization (OIBA)	4,080	4,249
Acquisition and separation related costs	286	—

Adjusted operating income before amortization (Adjusted OIBA)	$4,366	$4,249
Domain sales contribution	(839)	(1,552)
Gain on sales and disposals of intangible assets, net	(1,047)	—

Adjusted OIBA excluding domain gains and sales	$2,480	$2,697

	Nine Months Ended September 30,
	2013	2014
Income from operations	$1,205	$4,372
Stock-based compensation	6,875	9,024
Amortization of intangible assets from acquisitions	2,500	434

Operating income before amortization (OIBA)	10,580	13,830
Acquisition and separation related costs	940	(68)

Adjusted operating income before amortization (Adjusted OIBA)	$11,520	$13,762
Domain sales contribution	(839)	(5,662)
Gain on sales and disposals of intangible assets, net	(3,739)	—

Adjusted OIBA excluding domain gains and sales	$6,942	$8,100

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended
	September 30,
	2013	2014
Net cash provided by operating activities	$4,332	$6,750
Changes in assets and liabilities	(1,374)	(24,736)
Income tax expense	389	22,980
Acquisition and separation related costs	286	—
Interest expense and other, net	15	18
Gain on sales and disposals of intangible assets, net	1,047	—
Loss on discontinued operations, net of tax	43	—
Tax effect on gain on sale of discontinued operations	563	143
Excess tax benefits related to stock compensation	13	—

Adjusted EBITDA	$5,314	$5,155
Domain sales contribution	(839)	(1,552)
Gain on sales and disposals of intangible assets, net	(1,047)	—

Adjusted EBITDA excluding domain gains and sales	$3,428	$3,603

Net cash provided by (used in) investing activities	$1,235	$(826)

Net cash provided by (used in) financing activities	$842	$(222)

	Nine Months Ended
	September 30,
	2013	2014
Net cash provided by operating activities	$7,487	$18,117
Changes in asset and liabilities	482	(26,048)
Income tax expense	797	24,277
Acquisition and separation related costs	940	—
Interest expense and other, net	44	43
Gain on sales and disposals of intangible assets, net	3,739	—
(Income) loss on discontinued operations, net of tax	49	(9)
Tax effect on gain on sale of discontinued operations	563	143
Excess tax benefits related to stock compensation	209	—

Adjusted EBITDA	$14,310	$16,523
Domain sales contribution	(839)	(5,662)
Gain on sales and disposals of intangible assets, net	(3,739)	—

Adjusted EBITDA excluding domain gains and sales	$9,732	$10,861

Net cash provided by (used in) investing activities	$2,197	$(2,178)

Net cash provided by (used in) financing activities	$(463)	$33,801

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Three Months Ended
	September 30,
	2013	2014
Adjusted Non-GAAP EPS from continuing operations	$0.08	$0.06

Net income (loss) applicable to common stockholders - diluted (GAAP EPS)	$0.02	$(0.53)
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	37,277	41,274
Net income (loss) applicable to common stockholders	$1,481	$(21,525)
Stock-based compensation	2,365	3,024
Acquisition and separation related costs	286	—
Amortization of intangible assets from acquisitions	709	—
Interest expense and other, net	19	19
Dividends paid to participating securities	—	29
Tax valuation allowance	—	22,345
Discontinued operations, net of tax	(883)	(278)
Estimated impact of income taxes	(1,155)	(855)

Adjusted Non-GAAP net income from continuing operations	$2,822	$2,759
Domain sales contribution	(839)	(1,552)
Gain on sales and disposals of intangible assets, net	(1,047)	—
Estimated impact of income taxes on domain gains and sales	667	551

Adjusted Non-GAAP net income excluding domain gains and sales	$1,603	$1,758

Adjusted Non-GAAP EPS from continuing operations	$0.08	$0.06

Adjusted Non-GAAP EPS excluding domain gains and sales	$0.04	$0.04

Shares used to calculate diluted net income (loss) per share applicable to common stockholders (GAAP)	37,277	41,274
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	—	2,286

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	37,277	43,560

(1)	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Nine Months Ended
	September 30,
	2013	2014
Adjusted Non-GAAP EPS from continuing operations	$0.21	$0.21

Net income (loss) from continuing operations applicable to common stockholders - diluted (GAAP EPS)	$0.01	$(0.51)
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	36,371	39,608
Net income (loss) applicable to common stockholders	$1,212	$(19,759)
Stock-based compensation	6,875	9,024
Acquisition and separation related costs	940	(68)
Amortization of intangible assets from acquisitions	2,500	434
Interest expense and other, net	48	43
Dividends paid to participating securities	—	98
Tax valuation allowance	651	22,345
Discontinued operations, net of tax	(852)	(287)
Estimated impact of income taxes	(3,898)	(2,897)

Adjusted Non-GAAP net income from continuing operations	$7,476	$8,933
Domain sales contribution	(839)	(5,662)
Gain on sales and disposals of intangible assets, net	(3,739)	—
Estimated impact of income taxes on domain gains and sales	1,607	2,001

Adjusted Non-GAAP net income from continuing operations excluding domain gains and sales	$4,505	$5,272

Adjusted Non-GAAP EPS from continuing operations	$0.21	$0.21

Adjusted Non-GAAP EPS from continuing operations excluding domain gains and sales	$0.12	$0.12

Shares used to calculate diluted net income (loss) per share applicable to common stockholders (GAAP)	36,371	39,608
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	—	2,698

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	36,371	42,306

(1)	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

Certain reclassifications have been made to prior periods to conform to current presentation.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income (Loss) from Operations to Operating Income before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

	3 months ended					Nine Months Ended
	9/30/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	9/30/2013	9/30/2014
Income from operations	$1,006	$1,544	$1,436	$1,711	$1,225	$1,205	$4,372
Stock-based compensation	2,365	2,362	2,883	3,117	3,024	6,875	9,024
Amortization of intangible assets from acquisitions	709	426	403	31	—	2,500	434

Operating income before amortization (OIBA)	4,080	4,332	4,722	4,859	4,249	10,580	13,830
Acquisition and separation related costs	286	(62)	—	(68)	—	940	(68)

Adjusted operating income before amortization (Adjusted OIBA)	$4,366	$4,270	$4,722	$4,791	$4,249	$11,520	$13,762
Domain sales contribution	(839)	(1,549)	(1,893)	(2,217)	(1,552)	(839)	(5,662)
Gain on sales and disposals of intangible assets, net	(1,047)	(35)	—	—	—	(3,739)	—

Adjusted OIBA excluding domain gains and sales	$2,480	$2,686	$2,829	$2,574	$2,697	6,942	8,100

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

	3 months ended					Nine Months Ended
	9/30/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	9/30/2013	9/30/2014
Net cash provided by operating activities	$4,332	$6,109	$8,078	$3,289	$6,750	$7,487	$18,117
Changes in assets and liabilities	(1,374)	(1,636)	(2,984)	1,672	(24,736)	482	(26,048)
Income tax expense	389	958	588	709	22,980	797	24,277
Acquisition and separation related costs	286	—	—	—	—	940	—
Gain on sales and disposals of intangible assets, net	1,047	35	—	—	—	3,739	—
Discontinued operations, net of tax	43	(7)	(9)	—	—	49	(9)
Tax effect of gain on sale of discontinued operations	563	—	—	—	143	563	143
Interest expense and other, net	15	(14)	2	22	18	44	43
Excess tax benefits related to stock compensation	13	(209)	—	—	—	209	—

Adjusted EBITDA	$5,314	$5,236	$5,675	$5,692	$5,155	$14,310	$16,523
Domain sales contribution	(839)	(1,549)	(1,893)	(2,217)	(1,552)	(839)	(5,662)
Gain on sales and disposals of intangible assets, net	$(1,047)	$(35)	$—	$—	$—	$(3,739)	$—

Adjusted EBITDA excluding domain gains and sales	$3,428	$3,652	$3,782	$3,475	$3,603	$9,732	$10,861

Net cash provided by (used in) investing activities	$1,235	$(549)	$(807)	$(545)	$(826)	$2,197	$(2,178)

Net cash provided by (used in) financing activities	$842	$202	$343	$33,680	$(222)	$(463)	$33,801

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Quarterly Financial Summary Information

(in thousands)

NON-GAAP MEASURES

Amounts below exclude Discontinued Operations

CONSOLIDATED	Q113	Q213	Q313	Q413	Q114	Q214	Q314
GAAP Revenue	$34,732	$37,578	$40,560	$39,680	$50,496	$49,676	$49,181
Adjusted OIBA	$3,604	$3,550	$4,366	$4,270	$4,722	$4,791	$4,249
Adjusted EBITDA	$4,516	$4,480	$5,314	$5,236	$5,675	$5,692	$5,155

CALL-DRIVEN AND RELATED	Q113	Q213	Q313	Q413	Q114	Q214	Q314
GAAP Revenue	$31,107	$33,893	$35,668	$34,457	$45,492	$45,857	$46,379
Adjusted OIBA	$1,371	$1,508	$1,693	$1,725	$2,411	$2,897	$3,279
Adjusted EBITDA	$2,246	$2,401	$2,598	$2,618	$3,312	$3,764	$4,170

ARCHEO	Q113	Q213	Q313	Q413	Q114	Q214	Q314
GAAP Revenue	$3,625	$3,685	$4,892	$5,223	$5,004	$3,819	$2,802
Adjusted OIBA	$2,233	$2,042	$2,673	$2,545	$2,311	$1,894	$970
Adjusted EBITDA	$2,270	$2,079	$2,716	$2,618	$2,363	$1,928	$985

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Quarterly Financial Summary Information

(in thousands)

NON-GAAP MEASURES

Amounts below exclude Domain Gains and Sales and Discontinued Operations

CONSOLIDATED	Q113	Q213	Q313	Q413	Q114	Q214	Q314
Non-GAAP Revenue	$34,732	$37,578	$39,661	$38,124	$48,598	$47,430	$47,610
Adjusted OIBA	$2,242	$2,220	$2,480	$2,686	$2,829	$2,574	$2,697
Adjusted EBITDA	$3,154	$3,150	$3,428	$3,652	$3,782	$3,475	$3,603

CALL-DRIVEN AND RELATED	Q113	Q213	Q313	Q413	Q114	Q214	Q314
GAAP Revenue	$31,107	$33,893	$35,668	$34,457	$45,492	$45,857	$46,379
Adjusted OIBA	$1,371	$1,508	$1,693	$1,725	$2,411	$2,897	$3,279
Adjusted EBITDA	$2,246	$2,401	$2,598	$2,618	$3,312	$3,764	$4,170

ARCHEO	Q113	Q213	Q313	Q413	Q114	Q214	Q314
Non-GAAP Revenue	$3,624	$3,685	$3,993	$3,667	$3,106	$1,573	$1,231
Adjusted OIBA	$871	$712	$787	$961	$418	$(323)	$(582)
Adjusted EBITDA	$908	$749	$830	$1,034	$470	$(289)	$(567)

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Financial Summary by Segment

(in thousands)

(unaudited)

	Three months ended					Nine Months Ended
	9/30/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	9/30/2013	9/30/2014
Marchex - Consolidated[5]
Revenue - GAAP[2]	$40,560	$39,680	$50,496	$49,676	$49,181	$112,870	$149,353
Revenue including domain gains[3]	$41,607	$39,715	$50,496	$49,676	$49,181	$116,609	$149,353
Adjusted OIBA including domain gains and sales[4]	$4,366	$4,270	$4,722	$4,791	$4,249	$11,520	$13,762
Adjusted OIBA excluding domain gains and sales[4]	$2,480	$2,686	$2,829	$2,574	$2,697	$6,942	$8,100
Adjusted EBITDA including domain gains and sales[4]	$5,314	$5,236	$5,675	$5,692	$5,155	$14,310	$16,523
Adjusted EBITDA excluding domain gains and sales[4]	$3,428	$3,652	$3,782	$3,475	$3,603	$9,732	$10,861
Call-Driven and Related[1]
Revenue - GAAP	$35,668	$34,457	$45,492	$45,857	$46,379	$100,668	$137,728
Adjusted OIBA	$1,693	$1,725	$2,411	$2,897	$3,279	$4,572	$8,587
Adjusted EBITDA	$2,598	$2,618	$3,312	$3,764	$4,170	$7,245	$11,247
Archeo[1,5]
Revenue - GAAP[2]	$4,892	$5,223	$5,004	$3,819	$2,802	$12,202	$11,625
Revenue including domain gains[3]	$5,939	$5,258	$5,004	$3,819	$2,802	$15,941	$11,625
Adjusted OIBA including domain gains and sales[4]	$2,673	$2,545	$2,311	$1,894	$970	$6,948	$5,175
Adjusted OIBA excluding domain gains and sales[4]	$787	$961	$418	$(323)	$(582)	$2,370	$(487)
Adjusted EBITDA including domain gains and sales[4]	$2,716	$2,618	$2,363	$1,928	$985	$7,065	$5,276
Adjusted EBITDA excluding domain gains and sales[4]	$830	$1,034	$470	$(289)	$(567)	$2,487	$(386)

1	The financial results for Call-Driven and Archeo are preliminary and have been derived from the unaudited condensed consolidated financial statements of Marchex, Inc. for all periods presented.

The unaudited Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses in all periods presented.

The unaudited Archeo financial results include direct operating expenses for all periods presented.

2	In September 2013, Marchex announced and launched its Domains Marketplace and through it, commenced buying and selling of domains.

Domain sales occurring after this date are included in GAAP revenue and related cost in service cost. Prior to this date, domain sales were recognized in gain on sales and disposals of intangible assets in the unaudited condensed consolidated financial statements.

3	Domain sales recognized in gain on sales and disposals of intangible assets, net.
4	Domain sales recognized in either gain on sales and disposals of intangible assets, net or in revenue and service costs in the unaudited condensed consolidated financial statements for each applicable period.
5	Amounts presented exclude results of discontinued operations. Operating results of discontinued operations relate to certain pay-per-click assets sold in July 2013 and are included in discontinued operations, net of tax in the unaudited condensed consolidated financial statements.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation to Reported Financial and Non-GAAP Information

(in thousands)

(unaudited)

	Three months ended					Nine Months Ended
	9/30/2013	12/31/2013	3/31/2014	6/30/2014	9/30/2014	9/30/2013	9/30/2014
Revenue[6]
Consolidated - GAAP[1]	$40,560	$39,680	$50,496	$49,676	$49,181	$112,870	$149,353
Add: Domain Gains[2]	1,047	35	—	—	—	3,739	—

Consolidated including Domain Gains and Sales[3]	41,607	39,715	50,496	49,676	49,181	116,609	149,353
Less: Archeo including Domain Gains and Sales[3,4]	5,939	5,258	5,004	3,819	2,802	15,941	11,625

Call-Driven[4] and related	$35,668	$34,457	$45,492	$45,857	$46,379	$100,668	$137,728

Adjusted operating income[6]
Consolidated excluding Domain Gains and Sales[5]	$2,480	$2,686	$2,829	$2,574	$2,697	$6,942	$8,100
Add: Domain Gains and Sales[5]	1,886	1,584	1,893	2,217	1,552	4,578	5,662

Consolidated including Domain Gains and Sales	4,366	4,270	4,722	4,791	4,249	11,520	13,762
Less: Archeo including Domain Gains and Sales[4,5]	2,673	2,545	2,311	1,894	970	6,948	5,175

Call-Driven[4] and related	$1,693	$1,725	$2,411	$2,897	$3,279	$4,572	$8,587

Adjusted EBITDA[6]
Consolidated excluding Domain Gains and Sales[5]	$3,428	$3,652	$3,782	$3,475	$3,603	$9,732	$10,861
Add: Domain Gains and Sales[5]	1,886	1,584	1,893	2,217	1,552	4,578	5,662

Consolidated including Domain Gains and Sales	5,314	5,236	5,675	5,692	5,155	14,310	16,523
Less: Archeo including Domain Gains and Sales[4,5]	2,716	2,618	2,363	1,928	985	7,065	5,276

Call-Driven[4] and related	$2,598	$2,618	$3,312	$3,764	$4,170	$7,245	$11,247

1	In September 2013, Marchex announced and launched its Domains Marketplace and through it, commenced buying and selling of domains.

Domain sales occurring after this date are included in GAAP revenue and related cost in service cost. Prior to this date, domain sales were recognized in gain on sales and disposals of intangible assets in the unaudited condensed consolidated financial statements.

2	Domain sales recognized in gain on sales and disposals of intangible assets, net in the unaudited consolidated financial statements.
3	Domain sales recognized in either gain on sales and disposals of intangible assets or in revenue and service costs in the unaudited condensed consolidated financial statements for each applicable period.
4	The financial results for Call-Driven and Archeo are preliminary and have been derived from the unaudited condensed consolidated financial statements of Marchex, Inc. for all periods presented.

The unaudited Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses in all periods presented.

The unaudited Archeo financial results include direct operating expenses for all periods presented.

5	These are non-GAAP measures of operating results and liquidity. These non-GAAP measures are adjusted for net gains from sales of intangible assets, direct contribution of domain sales sold through Marchex’s Domains Marketplace.
6	Amounts presented exclude results of discontinued operations. Financial results of discontinued operations related to certain pay-per-click assets sold in July 2013 and are included in discontinued operations, net of tax in the unaudited consolidated condensed financial statements.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.